UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 27, 2021
Date of Report (date of earliest event reported)

Victory Capital Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38388	32-0402956
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15935 La Cantera Parkway; San Antonio, Texas	78256
(Address of principal executive offices)	(Zip Code)

(216) 898-2400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.01	VCTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item  8.01.     Other Events
On September 27, 2021, Victory Capital Holdings, Inc. issued a press release announcing that its Board of Directors has approved amendments to its corporate charter and bylaws to eliminate the Company’s dual-class share structure. The charter amendment is subject to shareholder approval at a Special Meeting of Stockholders scheduled for November 19, 2021. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item  9.01.     Financial Statements and Exhibits
d) Exhibits. The following exhibits are filed herewith:

Exhibit
Number	Description
99.1	Press Release, dated September 27, 2021, issued by Victory Capital Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE(S)
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
VICTORY CAPITAL HOLDINGS, INC.

Date: September 27, 2021	By:	/s/ MICHAEL D. POLICARPO
Name: Michael D. Policarpo
Title: President, Chief Financial Officer and Chief
Administrative Officer